Exhibit 99.2

 ICR CONFERENCE 2022

   FORWARD LOOKING AND CAUTIONARY STATEMENTS    2  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) macroeconomic and industry risks such as (a) the COVID-19 pandemic has had and is expected to continue to have an adverse effect on our business; (b) continued or further declines in consumer traffic at malls and tourist locations could adversely affect our financial performance and profitability; (c) general global economic conditions could lead to disproportionately reduced discretionary consumer spending and demand for our products; (d) consumer interests change rapidly and our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (e) our profitability could be adversely impacted by fluctuations in petroleum products prices; and (f) our business may be adversely impacted by a variety of significant competitive threats; (2) operational risks such as: (a) we may be unable to generate demand for our interactive retail experience and products, including timely responses to consumer preferences; (b) we are subject to risks associated with technology and digital operations;(c) we may be unable to renew, renegotiate our store leases or enter into new store leases on favorable terms; (d) our company-owned distribution center and our third-party distribution center providers may experience disruptions or operate inefficiently; and (e) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (3) international risks such as: (a) we may not be able to operate our international corporately-managed locations profitably; (b) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (c) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade and foreign currency fluctuations; and (d) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (4) Legal, technology and intellectual property risks such as: (a) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (b) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (c) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (d) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; and (e) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (5) Risks related to owning our common stock such as: (a) fluctuations in our operating results could reduce cash flow or result in restrictions under our credit agreement and we may be unable to repurchase shares; (b) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (c) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (d) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests; and (6) general risks such as: (a) we may not be able to operate successfully if we lose key personnel; and (b) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions, which may negatively affect our financial condition and profitability. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.    © 2022 Build-A-Bear Workshop, Inc.

     EXECUTIVE SUMMARY

A DIVERSIFIED COMPANY WITH A MULTI-GENERATIONAL BRAND

Started as an experiential mall-based retailer focused on children

Has transformed into a multi-dimensional, digital, growing business with a broad and diverse consumer demographic

EXPANDED OMNICHANNEL CAPABILITIES DRIVING DIGITAL DEMAND

Sustained growth in digital demand which is projected to be nearly 20% of net retail sales for FY2021

DIVERSIFIED PORTFOLIO

~1/3

of stores are not located in a traditional mall

NEARLY 500 GLOBAL LOCATIONS*

359 United States

131 International

CONNECTED

200MM+

Furry friends sold in nearly 25 years

MULTI-GENERATIONAL APPEAL

>40%

of sales are to tweens, teens and adults

DEEP AND EXTENSIVE LICENSING RELATIONSHIPS

Covering over 75 entertainment, sports and pop culture properties

POWERFUL BRAND

90%+ Aided brand awareness**

Known, emotional and leverageable brand equity

SKILLED PASSIONATE EMPLOYEES

3,500+

Associates

© 2022 Build-A-Bear Workshop, Inc.

* Store count at end of Q3 2021. US store count includes seasonal locations, 57 third-party retail locations and excludes vending machines; International includes corporately-managed stores in Canada, the UK and Ireland as well as 73 franchise shops and 3 third-party retail locations

** US Moms of Kids ages 2-12 in the US, C&R Research

4

KEY INVESTOR CONSIDERATIONS

Profitable business with high margins and free cash flow

- 2021 projected total revenues of $410MM and pre-tax income of $50MM, the highest in the company's nearly 25-year history*
- $48.5MM in cash and equivalents at end of Q3 2021; Company paid a special dividend in Q4 2021 and announced a share repurchase program of up to $25MM through Nov 30, 2023

Powerful brand with multi-generational appeal capturing today's zeitgeist including desire for experience, personalization and "DIY" while recognized as trusted, giving and a part of pop culture

- Over 10 billion media impressions in 2021 demonstrating strong interest from business, trade, entertainment and consumer outlets
- Over 3.6MM social media followers (Facebook, Instagram, Twitter, TikTok, Pinterest and YouTube)

Successfully proven and growing diversified omnichannel business model

- Offerings include experiential brick-and-mortar stores with 1:1 interactive engagement that deliver profitability while supporting omnichannel fulfillment for growing digital demand as well as diverse e-commerce shopping platforms and experiences
- Expanding addressable consumer base with new experiences and products targeting tween, teen and adult affinity and gifting segments
- Leverageable brand strength to diversify revenue streams through licensing, content and entertainment development

Accomplished team created an expanding and profitable business now focused on delivering sustained diversified and profitable growth

- Returned business to profitability while simultaneously building infrastructure to support a multi-dimensional, digital, growing business with a broad and diverse consumer base

* 2021 projections reflect the midpoint of the Company's most recent guidance

© 2022 Build-A-Bear Workshop, Inc.

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CELEBRATING OUR 25TH ANNIVERSARY IN 2022

Started as a specialty retailer that became a powerful consumer brand

2022 & moving forward

MORE than malls: ~1/3 of stores are in non-traditional locations
MORE than plush toys and MORE than "workshops": Leveraging brand strength to develop content and entertainment while outbound licensing owned IP's
MORE than kids: Building a much broader consumer base and addressable market

1997

Founded in St. Louis, MO as a groundbreaking experiential mall-based specialty children's retailer

2004

Great success led to IPO on NYSE (BBW); Operated 168 stores in North America and 9 international franchise stores with untapped brand equity

2008-2012

Challenging business period with 4 consecutive years of pre-tax losses

2013

Current management joined to drive a successful turnaround that included a comprehensive digital transformation, diversification of retail locations and development of a range of new business models and formats to leverage brand strength

Now positioned as an evolved thriving entity that is poised for a compelling future

© 2022 Build-A-Bear Workshop, Inc.

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     BELOVED ICONIC BRAND

BUILD-A-BEAR IS A POWERFUL BRAND

Well-Known | **Multi-Generational** | **Emotional** | **Trusted** | **Extendable**


100%
75%
50%
25%
0%
Awareness
Distinctiveness
BBW
Brand 1
Brand 2
Brand 3

US data, C&R Research with Moms of kids ages 2-12

91% aided brand awareness (US Moms of Kids ages 2-12)

79% of those surveyed said Build-A-Bear was "distinctive"

Comparative retail brands include American Girl, Disney and LEGO

>60% of store visits are planned and the top occasion is a birthday

Contributing to balanced business seasonality*


Jan-Mar
Jul-Sep
Apr-Jun
Oct-Dec

12MM+
- First party data email contacts in CRM database
- Vast majority in Bonus Club loyalty program

* Reflects average results of multiple years

© 2022 Build-A-Bear Workshop, Inc.

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DIVERSE AND HIGHLY COVETED CONSUMERS

Build-A-Bear is uniquely positioned to reach a targeted demographic market with strong purchasing power

The profile of Build-A-Bear's 9 million + active Bonus Club membership:

Wide interest across ages

MILLENNIALS	GEN X	OTHERS
~40%	~40%	~20%

Household Profile

~70% have children giving us reach within households to approximately 20 million people

Interests include:
Eating out, books/reading, visiting amusement parks

Educated with spending power:

Professional careers, Appx 70% attended college



Household income
<$50K
$50K-$100K
$100-$150K
>$150K

Over 80% are homeowners

Approximately 70% are married

Diverse Demographic

Over 40% of furry friends are for tweens, teens and adults



Infant/Toddler
Kids
Tweens, Teens, Adults

Source: BBW proprietary loyalty program database

© 2022 Build-A-Bear Workshop, Inc.

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STRATEGIC SHIFT TO CAPTURE OUR SHARE OF DIGITAL ECONOMY

Rather than "digitizing" the store experience that families love, a strategic shift to diversify the consumer base fueled strong e-commerce growth after updating and upgrading the digital platform and capabilities with CAGR of 34.5% since 2016

	RETAIL STORES	E-COMMERCE
PRIMARY TARGET	FAMILIES WITH CHILDREN	COLLECTOR AND GIFT GIVERS (TWEENS/TEENS/ADULTS)
SECONDARY TARGET	COLLECTOR & GIFT GIVERS (TWEENS/TEENS/ADULTS)	FAMILIES WITH CHILDREN

RETAIL STORE CONSIDERATIONS

- Hands on interactive experience as important as the product
- Opportunity to engage with brand at younger ages and retain for "one more year" to drive higher "childhood value"
- Store positioning where families go for fun and entertainment for ease of shopping

E-COMMERCE CONSIDERATIONS

- Product foremost with ease and convenience of shopping online
- Once challenging to efficiently market, new tools allow us effectively reach teens/adults
- Likely to have experienced BABW as a child, they still have strong brand affinity but need a "reason" to reengage

Our objective is to extend the reach and size of diverse consumer segments through expanded products and licensed relationships, experiences, occasions, partnerships and marketing activities

© 2022 Build-A-Bear Workshop, Inc.

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     BUILD-A-BEAR GETS NOTICED    Over 10 Billion media impressions in 2021 (and 2020)     11    © 2022 Build-A-Bear Workshop, Inc.

   BUILD-A-BEAR IS POP CULTURE      Our brand is regularly mentioned on popular TV shows, movies and in celebrity news  12    © 2022 Build-A-Bear Workshop, Inc.

   BUILD-A-BEAR PARTNERS WITH LEADING BRANDS      License relationships with over 75 world-class collaborators from film, TV, art, games,sports and more support collectible, affinity and gifting business with appeal toexpanded consumer demographics  13    © 2022 Build-A-Bear Workshop, Inc.

   STRONG AFFINITY AND BRAND LOYALTY – HIGHLY MONETIZABLE      “When you buysomething at Build-A-Bear… there’s an emotionalattachment …The thingabout Build-A-Bear is thatit isn’t just for kids.Whatever you’re into, andwhatever your age, Build-A-Bear probably has astuffed animal accessoryfor you.”     Consumers' emotional connection with the Build-A-Bear brand position it to be moreresilient with the ability to diversify beyond toys, beyond kids and beyond malls  14    © 2022 Build-A-Bear Workshop, Inc.

     GROWING OMNICHANNEL REVENUE MODEL

A MODEL OF CONTINUOUS ENGAGEMENT

A continuous circle of engagement driving retail and leveraging brand equity is designed to build a more powerful and profitable business model

CONSUMER

Expand the CONSUMER BASE & ENGAGEMENT by enabling participation in the brand in multiple ways

RETAIL

Leverage the POWER and EMOTIONAL CONNECTION CREATED by THE ONE-TO-ONE retail guest engagement & marketing model to DRIVE BRAND EQUITY



BRAND EQUITY

MONETIZE the earned BRAND EQUITY in CATEGORIES & CHANNELS beyond traditional "retail"

BRAND LEVERAGE

Into NEW CATEGORIES & CHANNELS

...EVEN IN THE COVID DISRUPTION

© 2022 Build-A-Bear Workshop, Inc.

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PROFITABLE STORES BUILD BRAND AND SUPPORT OMNICHANNEL

98% of corporately-managed stores in North America are projected to be profitable in 2021 with over 25% average store contribution

Iconic hands-on store experience builds emotional connection and brand awareness creating consumer loyalty that becomes a driver to build e-commerce and other revenue streams

A range of store formats and designs allows retail locations to operate with less total square footage and higher productivity per square foot

Physical stores act as mini distribution centers for increased digital demand fulfillment (no additional labor or overhead needed)


BUILD-A-BEAR
WORKSHOP
Build a PARTY


WORKSHOP

© 2022 Build-A-Bear Workshop, Inc.

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OUR EXPERIENCES CREATE MEMORIES

Plan a family visit to build (stuff) a furry friend for an engaging experience that forms an emotional connection and makes a shared special memory


IMAGINE

Celebrate special occasions with friends and loved ones including birthdays and holidays. Host a "Build-A-Party" for a shared group memory


Happy Birthday Ella!



Make a gift that is personal and from the heart for family, friends or a favorite teacher. Personalize it with a recorded message that goes in the bear



From Valentine's Day to anniversaries, give a hug that will last a lifetime

© 2022 Build-A-Bear Workshop, Inc.

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GLOBAL LOCATIONS WITH EXPANSION OPPORTUNITIES


Canada (11)
US (362)
UK (42)
Ireland (2)
Middle East (7)
China (10)
India (14)
South Africa (20)
Australia (16)
Chile (6)

Corporately-managed and third-party retail locations in North America and Europe; International franchise stores in South America, Africa, Asia and Australia

Corporately-managed stores in the United States, Canada, the United Kingdom and Ireland as of end of Q3 2021 includes seasonal shops and excludes vending machines
International franchise locations in Chile, South Africa, Australia, India, China, Kuwait, Qatar and the United Arab Emirates as of end of Q3 2021

© 2022 Build-A-Bear Workshop, Inc.

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DIVERSE DIGITAL EXPERIENCES

Build-A-Bear offers various online shopping experiences and product options to meet the preferences of diverse consumer segments for multiple occasions

www.buildabear.com

An e-commerce option that delivers convenience and efficiency; popular with gift givers and affinity segments

THE-BEAR-BUILDER

A guided process that gives consumers a higher customization experience with additional engagement features

BEAR BUILDER 3D

A revolutionary and unique interactive make-your-own animated digital experience to create the perfect furry friend from anywhere the consumer wants to shop

HEARTBOX

A new gifting solution offering stylish, themed, curated gift boxes for a convenient online option for a wide range of adult-to-adult gifting occasions

BUILD-A-BEAR GIFTSHOP

Makes gift shopping easy and fun with options sorted by season, occasion, recipient, price and category

THE BEAR CAVE

Slightly cooler and slightly edgier, while still on brand, with many web-exclusive products for teen and adult gift givers and collectors facebook

amazon.com

Third party marketplaces allow consumers to shop online at their preferred site

© 2022 Build-A-Bear Workshop, Inc.

20

GROWING AND PROFITABLE E-COMMERCE PLATFORM

2021 projected to exceed $70MM in sales with a 34.5% CAGR since 2016

Nearly 20% of net retail sales in 2021, up from 4% in 2012



- E-commerce in both US and UK
  - Positive site traffic trends +30% over prior year*
  - Unique visitors average ~2.6M/month**
  - Site visits average ~4.2M/month**
- Addition of Salesforce technology expanded digital capabilities and efficiencies in marketing and analytics
- Ongoing digital developments and initiatives planned or underway designed to drive further growth including recently launched experiential Bear Builder 3D Workshop
- Order fulfillment supported by new warehouse management system and omnichannel capabilities
  - In additional to modern warehousing, physical stores serve as mini distribution centers for online orders leveraging existing real estate and labor costs

*FY2021 through December
**Combined US and UK sites

© 2022 Build-A-Bear Workshop, Inc.

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DIGITAL MARKETING CAPABILITIES DRIVING E-COMMERCE

- **+124%** DIGITAL TRANSACTIONS FROM LAPSED GUESTS
- **+12%** OPTED-IN EMAIL LIST
- **+30%** DIGITAL TRAFFIC
- **+3%** AVERAGE ON-LINE ORDER VALUE
- **+80%** DIGITAL RETURN ON AD SPEND (ROAS)
- **+278%** INCREASE IN IMPRESSIONS DRIVEN BY DIGITAL ADVERTISING
- **+36%** INCREASE IN GOOGLE SEARCH FOR "BUILD-A-BEAR" IN US

+125% increase in digital transactions from new guests

Digital demand +12% 2021 vs 2020 +187% 2021 vs 2019

Traffic driven with messaging to over 12MM opted-in email accounts including over 9MM Bonus Club members as well as social media platforms like Facebook, Instagram, Google Ads (YouTube, Search, Display), TikTok, and programmatic marketing



Comparisons are for first nine-months of FY2021 compared to first nine-months of FY2020 unless otherwise noted

© 2022 Build-A-Bear Workshop, Inc.

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DIVERSE FORMATS AND BUSINESS MODEL OPTIONS

Wide range of formats:



Traditional Mall Stores



Tourist Locations


BUILD-A-BEAR WORKSHOP

Convenient Walmart Shops



Concourse Model



Seasonal Shops


WORKSHOP

Vending Machines



Events


WORKSHOP

Cruise Ships

- Multiple formats serving a wide range of locations including tourist, traditional malls, shop-in-shops including Walmart, seasonal venues or event locations
- Can operate for days (events such as the NFL Experience), weeks (Gaylord seasonal shops) to months and years

Multiple business model options:

Corporately-managed store model

349 long-term and 8 seasonal locations in the US, Canada, the UK and Ireland

- Over 98% of NA stores projected profitable in FY2021 with over 25% average contribution margin
- Omnichannel capabilities drive efficiency

Third-party retail model

Currently 60 locations with 12 partners/ operators primarily in the US

- Wholesale business model with entertainment and hospitality partners. Top partners include Carnival Cruise Lines and Great Wolf Lodge
- Little to no startup capital to open stores and no direct operational overhead (rent, labor, etc)

International franchise model

Currently 73 locations in 8 countries

- Long-term potential for expansion in existing and new territories
- Established efficient supply chain support for sourcing products, fixtures and equipment

Store counts at end of Q3 2021 excludes vending machines

© 2022 Build-A-Bear Workshop, Inc.

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NOT OVERSTORED: FUTURE GROWTH PLANNED IN NORTH AMERICA

Build-A-Bear can match the real estate opportunity with the business model and store format to optimize profitable growth with plans to add 15-20 locations over the next 2-3 years in North America through a combination of corporately-managed and third-party retail models

- **Room to profitably expand:** Over 98% of NA stores projected profitable in FY2021 with over 25% average contribution margin
- **Support for digital demand:** Omnichannel capabilities drive store efficiency
- **High flexibility:** Strong lease optionality with over 70% of locations having a lease event in next 3 years giving high flexibility to continually refine portfolio
- **Innovation pipeline**
  - Build-A-Bear Adventure, a destination party-oriented concept, diversifies our location strategy and experiences
  - New vending machine (Automatic Teddy Machine or "ATM") is low-labor, efficient way to add non-traditional locations such as airports, children's hospitals and more
  - Hybrid center locations extend reach beyond enclosed traditional malls

© 2022 Build-A-Bear Workshop, Inc.

24

     LEVERAGING BRAND STRENGTH TO DIVERSIFY REVENUE STREAMS    OUTBOUND LICENSING leverages the emotional connection and trust that consumers have for Build-A-Bear allowing for expansion into non-plush products sold in other retailers       25    © 2022 Build-A-Bear Workshop, Inc.

           LEVERAGING BRAND STRENGTH TO DEVELOP CONTENT & ENTERTAINMENT    The emotional connection with the brand makes content and story-telling a central part of consumer engagement. Build-A-Bear Entertainment creates original music, videos and movies in partnership with leaders in the entertainment industry that serves as marketing to drive interest in other revenue channels        MOVIES  RADIO  MUSIC      26    © 2022 Build-A-Bear Workshop, Inc.

     FINANCIALS

FIRST NINE-MONTHS 2021 FINANCIAL SNAPSHOT

THE MOST PROFITABLE FIRST NINE-MONTH PERIOD IN BBW HISTORY

TOTAL REVENUES
$281.6MM
+74.2% OVER 2020
+20.3% OVER 2019

PRE-TAX INCOME
$30.6MM
+$61.6MM OVER 2020
+$36.6MM OVER 2019
HIGHEST FOR FIRST NINE-MONTH PERIOD IN NEARLY 25-YEAR HISTORY

GROSS PROFIT MARGIN
52.7%
+2,150 BPS VS 2020
+960 BPS VS 2019

CASH AND EQUIVALENTS
$48.5MM
+$22.7MM OVER 2020
+$42.3MM OVER 2019

- The combination of the most profitable first half and third quarter in BBW's history resulted in the most profitable first nine-months in our company's history

- Business trends have continued to be positive into the current fourth quarter and while we are navigating an environment with higher costs and a tight supply chain as well as monitoring the ongoing evolution of the pandemic, we are optimistic about our full-year performance and have again raised our annual guidance



© 2022 Build-A-Bear Workshop, Inc.

28

UPDATED GUIDANCE FOR Q4 2021 AND FISCAL 2021

Q4 2021 PROJECTED RESULTS AT THE MIDPOINT OF THE UPDATED GUIDANCE

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
~$128.4MM	~$19.4MM	~$22.9MM
VS $93.7MM IN Q4 2020	VS $10.8MM IN Q4 2020	VS $14.1MM IN Q4 2020
VS $104.6MM IN Q4 2019	VS $7.6MM IN Q4 2019	VS $10.9MM IN Q4 2019

FISCAL 2021 PROJECTED RESULTS AT THE MIDPOINT OF THE UPDATED GUIDANCE

TOTAL REVENUES	PRE-TAX INCOME	EBITDA
~$410MM	~$50MM	~$62.5MM
VS $255.3MM IN FY2020	VS ($20.2MM) IN FY2020	VS ($7.0MM) IN FY2020
VS $338.5MM IN FY2019	VS $1.6MM IN FY2019	VS $15.3MM IN FY2019
	HIGHEST IN NEARLY 25-YEAR HISTORY	
Guidance range of $408MM-$412MM vs previous guidance of $390MM-$400MM	Guidance range of $49MM-$51MM	Guidance range of $61.5MM-$63.5MM vs previous guidance of $55MM-$60MM



The updated guidance assumes no additional material COVID impact either in our supply chain or store operations

© 2022 Build-A-Bear Workshop, Inc.

29

   CURRENT MANAGEMENT LED SUCCESSFUL BUSINESS TURNAROUND    2021 reflects management’s current projections for the fiscal year. Total revenues and EBITDA reflect the mid-point of the Company’s latest annual guidance        $384  $410  2012  2021  In millions        TOTAL REVENUES  2021 highest level in over a decade      EBITDA  Over $80MM swing in profitability                                                      PROFITABLE STORES  In North America    LOCATION DIVERSIFICATION  More than doubled non-traditional locations    AVERAGE DOLLARS PER TRANSACTION  Over 50% appreciation in Avg DPT  Contributionmargin <10%  Contributionmargin >25%  2012  2021      $35.50  ~$54.00              15%  ~33%  2012  2021        % of locations in non-traditional malls            80%  98%  2012  2021  % of NA stores that are profitable    DIGITAL DEMAND  Digital revenue has grown to >$70MM    2012  2021  % of Net Retail Sales    4%  20%        ~  In millions  30    © 2022 Build-A-Bear Workshop, Inc.  $62.5

     CAPITAL MARKETS SUMMARY*  Board authorized a share repurchase program of up to$25MM effective through November 30, 2023                                Exchange and Ticker  NYSE: BBW  Corporate Headquarters  St. Louis, MO  15.4MM  16.1MM  $23.34 / $4.09  $284.1MM  $0  Basic Shares Outstanding*  Diluted Shares Outstanding*  52 Week High/Low  Market Capitalization  Borrowings on Credit Facility     Information on Shares, Market Capitalization and Borrowings on Credit Facility as of December 31, 2021* Basic and Diluted shares are the year-to-date weighted average as of December 31, 2021  31    © 2022 Build-A-Bear Workshop, Inc.

     ACCOMPLISHED & DRIVEN TEAM FOCUSED ON DIVERSIFIED GROWTH

2020 RAPID AND DISCIPLINED COVID RESPONSE

Initial crisis management when governmental mandates forced all stores to temporarily close

- Pivoted to manage TRIPLE-DIGIT increase in e-commerce demand
- Focused immediately on preserving CASH and reducing EXPENSES
- Furloughed over 90% of workforce; Salaries temporarily reduced for all others
- Shifted to VIRTUAL workforce at HQ

Simultaneously executed key initiatives with emphasis on driving growth

Accelerated the digital transformation to drive awareness, demand and revenue

- Drove demand with key licensed products with e-commerce first strategy
- Innovated with digital only promotions and events

Rapidly evolved retail leveraging rent optionality and safely reopening with modified service model

- Implemented omnichannel initiatives with Buy Online Ship From or Pickup in Store leveraging available labor and inventory
- Over 99% of leases were renegotiated in NA (and >90% in EU)

Secured financial stability and well-being

- Secured new asset-based credit agreement
- Restructured organization and reduced corporate overhead

© 2022 Build-A-Bear Workshop, Inc.

33

   2021: SHIFT TO DELIVERING PROFITABLE GROWTH      Further acceleration of digital transformation    Leverage financial position to drive growth  Expand digital capabilities and drive optimization across the entire organization to grow revenues and improve profitability including content and entertainment initiatives  Extend ways to connect with and meet the changing needs of consumers across all retailchannels while driving omnichannel engagement and expanded delivery options  Maintain the financial discipline required to support our business while leveraging strong balance sheet to make select strategic investments designed for future growth while continuing to manage through ongoing COVID impacts    Rapidly evolve omnichannel retail capabilities   34    © 2022 Build-A-Bear Workshop, Inc.

2022: PLANS FOR SUSTAINED PROFITABLE GROWTH

1 Leverage ongoing digital transformation to drive growth



- Increase repeat purchases leveraging the addition of new advanced digital capabilities
- Expand addressable consumer base beyond kids with new products and incremental purchase occasions
- Utilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales

2 Leverage omnichannel capabilities while evolving retail experiences



- Strategically add locations in North America over the next 2-3 years thru corporate and third-party retail focused on tourist locations
- Capitalize on BAB's 25th celebration to drive incremental visits and sales
- Re-introduce in-store parties (after COVID hibernation) with a fresh take and homage to our 25th "birthday"
- Develop new digital experiences such as the recently launched Bear Builder 3D Workshop to drive digital demand

3 Leverage financial strength and drive sustained profitability



- Maintain disciplined expense management, including SG&A, as well as ongoing lease negotiations retaining optionality while continuing to evolve real estate portfolio and navigate ongoing COVID disruption
- Strategically manage capital to support key initiatives and innovation developments

© 2022 Build-A-Bear Workshop, Inc.

35

2022 SELECT PLANNED INITIATIVES

Leverage ongoing digital transformation to drive growth	Leverage omnichannel capabilities while evolving retail experiences	Leverage financial strength and drive sustained profitability

…To reach more consumers

- Drive lifetime value: leverage advanced capabilities including new loyalty module to use our first party and rich first party CRM database
- Expand lead acquisition: Expand addressable market with focus on gifting, affinity and collectible consumers

…To offer more experiences

- Expect to add 15-20 locations in North America in the next 2-3 years through the planned expansion of corporate and third-party retail focused on tourist locations
- Capitalize on the 25th celebration throughout 2022 with exclusive products and events
- After not celebrating birthdays and parties in our Workshops due to COVID for nearly 2 years, we expect to reintroduce in-store parties, that historically accounted for 5% of retail sales
- Leverage digital experiences such as Build-A-Bear Gift Shop, the Bear Builder, Bear Cave and the recently launched Bear Builder 3D Workshop and HeartBox gifting option

…To fuel innovation

- Expand newly created vending machine model or ATM's (Automatic Teddy Machines) through a relationship with Hudson, a leader in travel retail, adding 25-50 ATM's/locations in airports over the next 2 years
- Expected launch of a new retail concept called BUILD-A-BEAR ADVENTURE in off-mall locations that includes party rooms, game room, the Build-A-Bear experience and e-commerce fulfillment capabilities

© 2022 Build-A-Bear Workshop, Inc.

36

PROVEN MANAGEMENT TEAM

Passionate and driven management team that returned the company to profitability while simultaneously executing a multi-faceted diversification strategy to leverage the strength of the brand while developing an integrated omnichannel platform, restructuring the organization and adding critical talent, creating new retail business models and systematically rebuilding IT infrastructure to support strategy and growth



Sharon Price John
President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Eric Fencl
Chief Administrative Officer, General Counsel and Secretary

Former Executive Vice President, General Counsel and Secretary: Outsourcing Solutions Inc.; Legal positions at Monsanto Company, McDonnell Douglas Corporation and Bryan Cave LLP. Also: Arthur Young & Company



Voin Todorovic
Chief Financial Officer

Former Head of Finance and Operations Lifestyle Group Wolverine World Wide, Inc.; Vice President - Finance and Administration of the Stride Rite Children's Group. Also: Collective Brands, Inc. and Payless ShoeSource



J. Christopher Hurt
Chief Operations Officer

Former Senior Vice President, North America and Vice President/ General Manager - Factory, Canada, Mexico Retail American Eagle Outfitters, Inc.; Also: Polo Ralph Lauren and The Procter & Gamble Company



Jennifer Kretchmar
Chief Digital & Merchandising Officer

Former Senior Vice President of Product and Brand Management of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: The Timberland Company, Goldbug, and the United States Department of Agriculture Foreign Service

© 2022 Build-A-Bear Workshop, Inc.

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ACCOMPLISHED BOARD OF DIRECTORS



Craig Leavitt
Non-Executive Chairman

Former CEO/Director: Kate Spade & Company; President Global Retail: Link Theory Holdings. Also: Diesel, S.p.A, and Polo Ralph Lauren



Maxine Clark
Director and Founder

CEO: Clark-Fox Family Foundation, Founder and Former Chief Executive Bear: Build-A-Bear Workshop. Also: Payless ShoeSource and The May Department Stores Company



Sharon Price John
Director, President and Chief Executive Officer

Former President of Stride Rite Children's Group LLC, a division of Wolverine World Wide, Inc. Also: Hasbro, Inc., VTech Industries, Inc. and Mattel, Inc.



Robert L. Dixon Jr.
Director

Owner: The RD Factor, Inc.; Former Global Chief Information Officer and Senior Vice President of PepsiCo, Inc. Also: Procter & Gamble Company



George Carrara
Director

Former President and Chief Operating Officer: Kate Spade & Company; Chief Operating Officer: Tommy Hilfiger North America. Also: Mirage Apparel Group and Price Waterhouse



Narayan Iyengar
Director

Former Senior Vice President, Digital and E-Commerce: Albertsons Companies; Vice President, E-Commerce and Digital Analytics: The Walt Disney Company. Also McKinsey & Company



Lesli Rotenberg
Director

Former Chief Programming Executive & General Manager, Children's Media & Education of the Public Broadcasting Service (PBS); Senior management at Discovery Communications, Inc.

© 2022 Build-A-Bear Workshop, Inc.

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BUILD-A-BEAR IN SUMMARY  Highly profitable business with strong profit marginsand significant cash resources  Strong brand that connects emotionally with global reach  Poised for future advancement with an established platformreaching broad consumer segments through a diversified omnichannelbusiness model  Led by a seasoned and accomplished management team thattransformed the business into a profitable, digital, growth company    39    © 2022 Build-A-Bear Workshop, Inc.

   Explanatory Note on Non-GAAP Financial Measures    40    © 2022 Build-A-Bear Workshop, Inc.  Build-A-Bear Workshop (NYSE: BBW) reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

   Reconciliation of Non-GAAP Measures:Updated Guidance for Q4 2021 and Fiscal 2021    41    © 2022 Build-A-Bear Workshop, Inc.  $ in millions  Q4 FY21  FY21 Midpoint  FY21 Range  Previous Guidance  Income before income taxes (pre-tax)  $19.4  $50.0  $49.0 - $51.0  $42.0 - $46.0  Interest  $0  $0  $0  $0  Depreciation & Amortization  $3.5  $12.5  $12.5  $13.0 - $14.0  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $22.9  $62.5  $61.5 - $63.5  $55.0 - $60.0

   Reconciliation of Non-GAAP Measures:Q4 and Fiscal 2020; Q4 and Fiscal 2019     42    © 2022 Build-A-Bear Workshop, Inc.  $ in millions  Q4 FY20  FY20  Income before income taxes (pre-tax)  $10.8  ($20.2)  Interest  $0  $0  Depreciation & Amortization  $3.3  $13.2  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $14.1  ($7.0)  $ in millions  Q4 FY19  FY19  Income before income taxes (pre-tax)  $7.6  1.6  Interest  $0  $0  Depreciation & Amortization  $3.3  $13.7  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $10.9  15.3

   Buildabear.com